SUPPLEMENT DATED SEPTEMBER 18, 2020

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2020

FOR COMSTOCK PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2020 for Comstock Portfolio, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective November 2, 2020. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Pursuant to approval by the Board of Trustees of Pacific Select Fund, including a majority of the independent trustees, at a meeting held on September 16, 2020, American Century Investment Management, Inc. (“American Century”) will become the sub-adviser of the Comstock Portfolio (the “Fund”) effective November 2, 2020, replacing Invesco Advisers, Inc. In addition, the Board of Trustees approved a name change for the Fund from Comstock Portfolio to Value Portfolio effective November 2, 2020.

In order to facilitate these changes, a portion of the Fund’s holdings may be sold and new investments purchased in accordance with recommendations by American Century. Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, may begin this transitioning prior to November 2, 2020. In connection with the sub-adviser change, certain principal investment strategies of the Fund will change as described below.

All references to “Comstock Portfolio” will be replaced with “Value Portfolio (formerly named Comstock Portfolio).”

The Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.71%	0.71%
Service Fee	0.20%	0.00%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.95%	0.75%
Less Fee Waiver[1]	(0.08%)	(0.08%)
Total Annual Fund Operating Expenses after Fee Waiver	0.87%	0.67%
[1]	PLFA has agreed to waive 0.075% of its management fee through April 30, 2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

The table in the Examples subsection will be deleted and replaced with the following:

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$89	$286	$509	$1,151
Class P	$68	$223	$401	$915

The disclosure in the Principal Investment Strategies subsection will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in common stock. The sub-adviser focuses primarily on large-capitalization companies, emphasizing a value style of investing. The sub-adviser considers a company to be a large-capitalization company if it is within the range of the Fund’s current benchmark index, the Russell 1000 Value Index, which measures the performance of the large-capitalization value segment of the U.S. equity universe. As of August 31, 2020, the market capitalization range of the Russell 1000 Value Index was approximately $1.49 billion to $1.1 trillion.

In selecting investments for the Fund, the sub-adviser looks for companies whose stock price it believes may not adequately reflect the company’s value. The sub-adviser attempts to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the sub-adviser believes more accurately reflects the fair value of the company.

The sub-adviser may sell stocks it believes no longer meets its valuation criteria.

In the Principal Risks subsection, Currency Risk, Derivatives Risk, Foreign Markets Risk, Leverage Risk, Mid-Capitalization Companies Risk and Sector Risk will be deleted, and Value Companies Risk will be removed from its current location and added after Equity Securities Risk.

In the Performance subsection, the second paragraph will be deleted and replaced with the following:

American Century Investment Management, Inc. began managing the Fund on November 2, 2020, and some investment policies changed at that time. Other firms managed the Fund before that date.

In the Management subsection, the “Sub-Adviser” information will be deleted and replaced with the following:

Sub-Adviser — American Century Investment Management, Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Phillip N. Davidson, CFA, Executive Portfolio Manager Brian Woglom, CFA, Senior Portfolio Manager Philip Sundell, CFA, Portfolio Manager	Since 2020 Since 2020 Since 2020

Form No. 15-50584-00

PSFCPSUP0920